Exhibit 32.2

            Certification of Chief Financial Officer
         Pursuant to 18 U.S.C. Section 1350, as Adopted
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, Randall D. Levy, Chief Financial Officer of Temple-Inland Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Temple-Inland Inc.



                              /s/ Randall D. Levy
                             ----------------------
                              Randall D. Levy
                              August 12, 2004